GUIDESTONE FUNDS
Supplement dated October 17, 2022
to
Prospectus dated May 1, 2022 as amended August 31, 2022
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.  PORTFOLIO MANAGER CHANGES TO THE MEDIUM-DURATION BOND FUND
Effective October 3, 2022, Marc Seidner, Chief Investment Officer Non-traditional Strategies and Managing Director, became primarily responsible for the day-to-day management of Pacific Investment Management Company LLC’s (“PIMCO”) assigned portion of the Medium-Duration Bond Fund (“MDBF”).  In addition, Scott Mather, Chief Investment Officer – U.S. Core Strategies and Managing Director, ceased providing portfolio management services to the MDBF portfolio account.  All references to Mr. Mather are deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the MDBF, on page 81, the disclosure for PIMCO is deleted in its entirety and replaced with the following:

Pacific Investment Management Company LLC
Marc Seidner Chief Investment Officer – Non-Traditional Strategies and Managing Director	Since October 2022
Under the heading “Sub-Advisers” for the MDBF, on page 198, the disclosure for PIMCO is deleted in its entirety and replaced with the following:
Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed income portfolios. PIMCO was one of the first investment managers to specialize in fixed income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO manages $1.82 trillion in assets, including $1.45 trillion in third-party client assets as of June 30, 2022. Assets include $86.0 billion (as of March 31, 2022) in assets of clients contracted with Allianz Real Estate, an affiliate and wholly owned subsidiary of PIMCO and PIMCO Europe GmbH. Marc Seidner, Chief Investment Officer – Non-traditional Strategies and Managing Director, is primarily responsible for the day-to-day management of the assigned portion of the Medium-Duration Bond Fund. Mr. Seidner has 36 years of investment experience and rejoined PIMCO in 2014.
II.  PORTFOLIO MANAGER UPDATES TO THE VALUE EQUITY FUND
Effective October 3, 2022, Samuel D. Hutchings, CFA, assumed additional responsibilities of Co-Lead Portfolio Manager of The London Company of Virginia, LLC’s (the “London Company”) Income Equity Strategy, which is the strategy used by the London Company for the firm's assigned portion of the Value Equity Fund (“VEF”). In his expanded role, Mr. Hutchings will share leadership with Stephen M. Goddard, CFA, Founder, Chairman and Chief Investment Officer.
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In the section “Sub-Advisers and Portfolio Managers” for the VEF, on page 133, the disclosure for the London Company is deleted in its entirety and replaced with the following:

The London Company of Virginia, LLC
J. Brian Campbell, CFA Principal and Portfolio Manager	Since March 2020
Mark E. DeVaul, CFA, CPA Principal and Portfolio Manager	Since March 2020
Stephen M. Goddard, CFA Founder, Chairman, Chief Investment Officer and Co-Lead Portfolio Manager	Since March 2020
Samuel D. Hutchings, CFA Principal and Co-Lead Portfolio Manager	Since March 2020
Jonathan T. Moody, CFA Principal and Portfolio Manager	Since March 2020
Under the heading “Sub-Advisers” for the VEF, on page 204, the disclosure for the London Company is deleted in its entirety and replaced with the following:
The London Company of Virginia, LLC (“London Company”), 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226: The London Company is a registered investment adviser founded in 1994, is majority employee owned and is focused on managing primarily domestic equities with a conservative, long-term orientation. As of September 30, 2022, the London Company had approximately $29.2 billion in assets under management. The London Company uses a team approach to manage any assigned portion of the Value Equity Fund. The team includes Stephen M. Goddard, CFA, Founder, Chairman, Chief Investment Officer and Co-Lead Portfolio Manager, Jonathan T. Moody, CFA, Principal and Portfolio Manager, J. Brian Campbell, CFA, Principal and Portfolio Manager, Samuel D. Hutchings, CFA, Principal and Co-Lead Portfolio Manager, and Mark E. DeVaul, CFA, CPA, Principal and Portfolio Manager. Mr. Goddard founded the firm in 1994, and Messrs. Moody, Campbell, DeVaul and Hutchings have each been with the London Company for more than five years.
III.  SUB-ADVISER CHANGE FOR THE INTERNATIONAL EQUITY FUND
Effective as of October 31, 2022, or as soon as practicable thereafter, Harris Associates L.P. (“Harris”) will no longer serve as a sub-adviser to the International Equity Fund, and at that time, all references to Harris are deleted in their entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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GUIDESTONE FUNDS
Supplement dated October 17, 2022
to
Statement of Additional Information (“SAI”) dated May 1, 2022 as amended August 31, 2022
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  SUB-ADVISER CHANGE FOR THE INTERNATIONAL EQUITY FUND
Effective as of October 31, 2022, or as soon as practicable thereafter, Harris Associates L.P. (“Harris”) will no longer serve as a sub-adviser to the International Equity Fund, and at that time, all references to Harris are deleted in their entirety.
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II.  PORTFOLIO MANAGER CHANGE TO THE MEDIUM-DURATION BOND FUND
Effective October 3, 2022, Marc Seidner, Chief Investment Officer Non-traditional Strategies and Managing Director, became primarily responsible for the day-to-day management of Pacific Investment Management Company LLC’s assigned portion of the Medium-Duration Bond Fund (“MDBF”). In addition, Scott Mather, Chief Investment Officer – U.S. Core Strategies and Managing Director, ceased providing portfolio management services to the MDBF portfolio account. All references to Mr. Mather are deleted in their entirety.
The Other Accounts Managed table, beginning on page 81, is amended to update the disclosure for Pacific Investment Management Company LLC. The information is current as of December 31, 2021, except as otherwise noted.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Pacific Investment Management Company LLC
Marc Seidner *	20	$22,171	25	$15,708	35	$15,983	N/A	N/A	N/A	N/A	17	$9,286
Jerome Schneider	20	$76,815	8	$20,960	34	$22,234	N/A	N/A	N/A	N/A	12	$10,447
*
Information is current as of September 30, 2022.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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